CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FUND AGREEMENT

This Agreement dated as of the 7th day of March, 2007 is made by and among Nationwide Financial Services, Inc., on behalf of its subsidiaries listed on Exhibit A (collectively, “Nationwide”), and Phoenix Equity Planning Corporation (“PEPCO”) (the “Company”) which serves as distributor to the mutual funds (the “Funds”) listed on Exhibit B.

RECITALS

WHEREAS, Nationwide provides administrative and/or record keeping services (listed on Exhibit C) to various retirement plans which meet the definition of retirement plans under Sections 401, 403 and 457 of the Internal Revenue Code (the “Code”) as well as other employer-sponsored retirement or investment plans (collectively, “Plans”) and Nationwide further provides operational support in connection with the offering and maintenance of the Plans; and

WHEREAS, Nationwide and the Company may mutually desire the inclusions of the Funds as investment options in group annuity contracts issued through separate accounts (collectively, “Separate Accounts”), including the current and any future Separate Accounts offered by Nationwide as funding vehicles to Plans; and/or

WHEREAS, Nationwide and the Company may mutually desire the inclusion of the Funds as investment options in Trust/Custodial Accounts offered by Nationwide as funding vehicles to the Plans; and

WHEREAS, the Plans allow for the allocation of net amounts received by Nationwide to the Funds for investment in shares of the Funds, as well as withdrawal from the Funds; and

WHEREAS, the selection of investment options with respect to any Fund is made by the Plan, the Plan’s selected fiduciary or the plan participants and such Plan, Plan’s selected fiduciary or plan participants may reallocate their investments among the investment options in accordance with the terms of the Plan; and

NOW THEREFORE, Nationwide and the Company, in consideration of the undertaking described herein, agree that the Funds will be available as investment options in the Plans offered by Nationwide, subject to the following:

REPRESENTATIONS

REPRESENTATIONS BY NATIONWIDE

Nationwide Financial Services, Inc. represents that it is a holding company duly organized and in good standing under applicable state law. Nationwide represents that its subsidiaries have been duly organized and are in good standing under applicable state law and with applicable regulatory bodies.

Nationwide represents that its life insurance company subsidiaries have validly established all separate accounts under applicable state law. Nationwide represents that the Separate Accounts are either properly registered under federal law or are otherwise exempt from registration under the Investment Company Act of 1940 pursuant to Section 3(c)(11) and the group annuity contracts are exempt from registration pursuant to Section 3(a)(2) of the Securities Act of 1933.

Nationwide represents that it will seek to have the group annuity contracts approved by state insurance authorities in jurisdictions where those contracts will be offered.

Nationwide represents that the group annuity contracts are designed to be treated as annuity contracts under the appropriate provisions of the Code. Nationwide shall make every effort to maintain such treatment, and will promptly notify the Company upon having a reasonable basis for believing that such group annuity contracts have ceased to be so treated or that they might not be so treated in the future.

Nationwide represents that it will conduct its activities hereunder in material conformity with all applicable federal and state laws or regulations.

REPRESENTATIONS BY THE COMPANY

If the Funds are not a party to this Agreement, then the Company makes the following representations on behalf of the Funds.

Each Fund represents that it is duly organized and validly existing under applicable state law. Each Fund represents that its shares are duly authorized for issuance in accordance with applicable law, that the Fund is registered as an open-end management investment company under the 1940 Act, and the Fund will maintain its registration as an investment company under the 1940 Act.

Each Fund shall take all such actions as are necessary to permit the sale of its shares to the Plans, including registering its shares sold under the terms of this Agreement, as required, under the 1933 Act. Each Fund will amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. Each Fund will register and qualify its shares for sale in all states where applicable and will promptly notify Nationwide if any shares are not qualified in a particular state.

Each Fund represents that it is currently qualified as a regulated investment company under Subchapter M of the Code, and that it shall make every effort to maintain such qualification. Each Fund shall promptly notify Nationwide upon having a reasonable basis for believing that it has ceased to so qualify, or that it may not qualify as such in the future.

The Company, as the distributor of the Funds represents that it (i) is registered as a broker-dealer under the Securities and Exchange Act of 1934, as amended (the “1934 Act”) and will remain duly registered under all applicable federal and state securities laws, (ii) is a member in good standing of the National Association of Securities Dealers, Inc. (“NASD”), (iii) serves as principal underwriter/distributor of the Funds, and (iv) will perform its obligations for each Fund in accordance with any applicable state and federal securities laws.

TRADING

Subject to the terms and conditions of this Agreement, Nationwide shall be appointed to, and agrees to act, as a limited agent of the Company for the sole purpose of receiving instructions from duly authorized parties for the purchase and redemption of Fund shares prior to the close of regular trading each Business Day. A “Business Day” shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value as set forth in the Fund’s most recent prospectus and Statement of Additional Information. Except as particularly stated in this paragraph, Nationwide shall have no authority to act on behalf of the Company or to incur any cost or liability on its behalf. Both parties agree to follow any written guidelines or standards relating to the sale or distribution of the shares as may be provided in the provisions outlined in Exhibit D, as well as to follow any applicable federal and/or state securities laws, rules or regulations.

VOTING

For so long as and to the extent that pass-through voting privileges exist for the Separate Accounts, Nationwide shall distribute all proxy material furnished by the Company (provided that such material is received by Nationwide or its designated agent at least 10 Business Days prior to the date scheduled for mailing to the Plan or its selected fiduciary or authorized representative) and shall vote Fund shares in accordance with instructions received from the Plan, the Plan’s selected fiduciary or its authorized representative on behalf of participants who have interests in such Fund shares. Nationwide shall vote the Fund shares for which no instructions have been received in the same proportion as Fund shares for which said instructions have been received from the Plan, the Plan’s selected fiduciary or authorized representative, provided that such proportional voting is not prohibited by a Plan’s trust or qualified retirement plan document, if applicable. Nationwide and its agents will in no way recommend an action in connection with or oppose or interfere with the solicitation of proxies in the Fund shares.

To the extent that pass-through voting is not required, Nationwide shall distribute all proxy material furnished by the Company for shares of Funds held in Trust/Custodial Accounts to the Plan, the Plan’s selected fiduciary or its authorized representative for voting instructions (provided that such material is received by Nationwide or its designated agent at least 10 Business Days prior to the date scheduled for mailing to the Plan, the Plan’s selected fiduciary or its authorized representative).

DOCUMENTS AND OTHER MATERIALS

DOCUMENTS PROVIDED BY NATIONWIDE

If Nationwide collects and retains information on the participant level, then Nationwide agrees to provide the Company, upon written request, any reports indicating the number of plan participants having interests in Fund shares offered in the Plans and such other information (including books and records) that the Company may reasonably request or as may be necessary or advisable to enable it to comply with any law, regulation or order.

DOCUMENTS PROVIDED BY THE COMPANY

Within five (5) Business Days after the end of each calendar month, the Company shall provide Nationwide, or its designee, a monthly statement of account, which shall confirm all transactions made during that particular month.

The Company shall promptly provide Nationwide with a reasonable quantity (in light of the number of existing Plans or plan participants) of the Funds’ prospectuses, Statements of Additional Information and any supplements thereto, and other Fund issued documents as applicable.

EXPENSES

All expenses incident to the performance by Nationwide under this Agreement shall be paid by Nationwide. Likewise, all expenses incident to the performance by the Funds under this Agreement shall be paid by the Company and/or the Funds.

Nationwide is responsible for the expenses and the costs of having the group annuity contracts approved by state insurance authorities in the applicable jurisdictions.

The Company and/or the Funds are responsible for the expenses of the cost of registration of the Funds’ shares, the preparation of the Funds’ prospectuses, statements of additional information, proxy materials, reports and the preparation of other related statements and notices required by law (“Fund Materials”) for distribution in reasonable quantities except as otherwise mutually agreed upon by the parties to the Agreement.

Nationwide is responsible for distributing Fund prospectuses and other Fund issued documents as applicable to its existing Plans or such Plans’ authorized representatives. The Company will pay the lesser of:

(a) The cost to print individual Fund prospectuses and other Fund issued documents as applicable; or

(b) The Company’s portion of the total printing costs if Nationwide does not use individual prospectuses and other Fund issued documents as applicable, but reprints such documents in another format; or

(c) The Company’s portion of the total reproduction costs if Nationwide does not use individual printed prospectuses and other Fund issued documents as applicable, but reproduces such documents in another allowable and appropriate medium (i.e., CD Rom or computer diskette) which is mutually agreed upon by both Nationwide and the Company and subject to reasonable costs.

PRIVACY AND CONFIDENTIALITY INFORMATION

For purposes of this Section, “Customer Information” means non-public personally identifiable information as defined in the Gramm-Leach-Bliley Act and the rules and regulations promulgated thereunder, and each party agrees not to use, disclose or distribute to others any such information except as necessary to perform the terms of this Agreement and each party agrees to comply with all applicable provisions of the Gramm-Leach-Bliley Act.

For purposes of this Section and the next, “Confidential Information” means any data or information regarding proprietary or confidential information concerning each of the parties. Confidential Information does not include information that (a) was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of the receiving party (“Receiving Party”) or by no violation of this Agreement; (b) was lawfully received by the Receiving Party from a third party free of any obligation of confidence of such third party; (c) was already in the possession of the Receiving Party prior to receipt thereof directly or indirectly from the disclosing party (“Disclosing Party”); (d) is required to be disclosed pursuant to applicable laws, regulatory or legal process, subpoena or court order; or, (e) is subsequently and independently developed by employees, consultants or agents of the Receiving Party without reference to or use of the Confidential Information disclosed under this Agreement. Each of the parties warrants to the other that it shall not disclose to any person any Confidential Information which it may acquire in the performance of this Agreement; nor shall it use such Confidential Information for any purposes other than to fulfill its contractual obligations under this Agreement and it will maintain the other party’s Customer and Confidential Information with reasonable care, which shall not be less than the degree of care it would use for its own such information.

In the event Confidential Information includes Customer Information, the Customer Information clause controls.

SECURITY

Each party will maintain and enforce safety and physical security procedures with respect to its access and maintenance of Confidential Information that (a) are at least equal to industry standards for such types of locations, (b) are in accordance with reasonable policies in these regards, and (c) provide reasonably appropriate technical and organizational safeguards against accidental or unlawful destruction, loss, alteration or unauthorized disclosure or access of Confidential Information under this Agreement. Without limiting the generality of the foregoing, each party will take all reasonable measures to secure and defend its location and equipment against “hackers” and others, both internal and external, who may seek, without authorization, to modify or access its Systems or the information found therein. Each party will periodically test its Systems for potential areas where security could be breached, and will report to the other party immediately any breaches of security or unauthorized access to its Systems that it detects or becomes aware of. Each party will use diligent efforts to remedy such breach of security or unauthorized access in a timely manner. Each party maintains the reasonable right to audit its data in the other party’s systems environment.

All Confidential Information must be stored in a physically and logically secure environment that protects it from unauthorized access, modification, theft, misuse and destruction. In addition to the general standards set forth above, each party will maintain an adequate level of physical security controls over its facility including, but not limited to, appropriate alarm systems, fire suppression, and access controls (including off-hour controls) which may include visitor access procedures, security guard force, video surveillance, and staff egress searches. Further, each party will maintain an adequate level of data security controls, including, but not limited to, logical access controls including user sign-on identification and authentication, data access controls (e.g., password protection of applications, data files and libraries), accountability tracking, antivirus software, secured printers, restricted download to disk capability and provision for System backup.

ANTI-MONEY LAUNDERING

Nationwide agrees that companies listed in Exhibit A will comply with the USA PATRIOT Act as applicable and effective. Further, the Company agrees that it will comply with the USA PATRIOT Act as applicable and effective.

INDEMNIFICATION

Nationwide agrees to indemnify and hold harmless the Company and Funds, and its officers, directors, employees, agents, affiliated persons, subsidiaries and each person, if any, who controls the Company and/or Funds within the meaning of the Investment Company Act of 1940 (collectively, the “Indemnified Parties” for purposes of this Section) against any losses, claims, expenses, damages, liabilities (including amounts paid in settlement thereof) and/or litigation expenses (including reasonable legal and other expenses) (collectively the “Losses”), to which the Indemnified Parties may become subject to when such Losses result from a breach by Nationwide of a material provision of this Agreement. Nationwide will reimburse any reasonable legal or other expenses reasonably incurred by the Indemnified Parties in connection with investigating or defending any such Losses. Nationwide shall not be liable for indemnification hereunder if such Losses are attributable to the bad faith, negligence, willful misfeasance or misconduct of the Company or Fund in performing its obligations under this Agreement.

The Company and Funds agree to indemnify and hold harmless Nationwide and its officers, directors, employees, agents, affiliated persons, subsidiaries and each person, if any, who controls Nationwide within the meaning of the Investment Company Act of 1940 (collectively, the “Indemnified Parties” for purposes of this Section) against any Losses, to which the Indemnified Parties may become subject to when such Losses result from a breach by the Company and/or Funds of a material provision of this Agreement. The Company and/or Funds will reimburse any legal or other expenses reasonably incurred by the Indemnified Parties in connection with investigating or defending any such Losses. The Company and Funds shall not be liable for indemnification hereunder if such Losses are attributable to the bad faith, negligence, willful misfeasance or misconduct of Nationwide in performing its obligations under this Agreement.

Promptly after receipt by an indemnified party hereunder of notice of the commencement of action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party, in writing, of the commencement thereof; but the failure to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In the event that such an action is brought against any indemnified party, the indemnifying party will be entitled to participate therein and, to the extent that it may wish to, assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

If the indemnifying party assumes the defense of any such action, the indemnifying party shall not, without the prior written consent of the indemnified parties in such action, settle or compromise the liability of the indemnified parties in such action, or permit a default or consent to the entry of any judgment in respect thereof, unless in connection with such settlement, compromise or consent, each indemnified party receives from such claimant an unconditional release from all liability in respect of such claim.

APPLICABLE LAW

This Agreement shall be construed in accordance with the laws of the State of Ohio.

This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts and the rules and regulations thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant.

TERMINATION

This Agreement shall terminate as to the availability of shares of a Fund (if specified) or all the Funds:

(a) at the option of Nationwide or the Company upon at least 90 days advance written notice to the other;

(b) at any time upon the Company’s election, if the Company determines that liquidation of the Funds is in the best interest of the Funds or their beneficial owners. Reasonable advance notice of election to liquidate shall be provided to Nationwide in order to permit the substitution of Fund shares, if necessary, with shares of another investment company pursuant to applicable securities regulations;

(c) at the option of Nationwide, if Fund shares are not reasonably available to meet the requirements of the group annuity contracts and/or the Trust/Custodial Accounts as determined by Nationwide. Reasonable advance notice of election to terminate (and time to cure) shall be furnished by Nationwide;

(d) upon a decision by Nationwide, in accordance with applicable securities regulations, or a Plan, to substitute such Fund shares with the shares of another investment company for the group annuity contracts and/or Trust/Custodial Accounts for which the Fund shares have been selected to serve as the underlying investment medium. Nationwide shall give at least 60 days written notice to the Fund of any proposal to substitute Fund shares;

(e) if the applicable group annuity contracts are not treated as annuity contracts by applicable regulatory entities or under applicable rules and regulations;

(f) if the Separate Accounts are not deemed “segregated asset accounts” by the applicable regulatory entities or under applicable rules and regulations;

(g) at the option of Nationwide or the Company, upon institution of relevant formal proceedings against Nationwide or the Company or the Funds by the NASD, the IRS, the Department of Labor, the SEC, state insurance departments or any other regulatory body;

(h) upon assignment of this Agreement unless such assignment is made with the written consent of each party and in accordance with applicable law;

(i) in the event Fund shares are not registered, issued or sold pursuant to federal law and state securities laws, or such laws preclude the use of Fund shares as an underlying investment medium in the Plans. Prompt written notice shall be given by the Company to Nationwide in the event the conditions of this provision occur;

(j) At the option of Nationwide, if Nationwide shall determine, in its sole judgment reasonably exercised in good faith, that the Funds or the Company has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity is likely to have a material adverse impact upon the business and operation of Nationwide. Nationwide shall notify the Company in writing of such detciiiiination and its intent to terminate this Agreement, and after considering the actions taken by the Funds or Company and any other changes in circumstances since the giving of such notice, such determination of Nationwide shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective date of termination; or

(k) At the option of the Company, if the Company shall determine, in its sole judgment reasonably exercised in good faith, that Nationwide has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity is likely to have a material adverse impact upon the business and operation of the Funds or the Company. The Company shall notify Nationwide in writing of such determination and its intent to terminate this Agreement, and after considering the actions taken by Nationwide and any other changes in circumstances since the giving of such notice, such determination of the Funds shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective date of termination.

Notwithstanding any of the foregoing provisions of this section (“Termination”), this Agreement and all related agreements shall remain in force and in effect for so long as allocations to any or all of the Separate Accounts and/or Trust/Custodial Accounts remain invested in Fund shares.

NOTICE

Each notice required by this Agreement shall be given in writing and delivered by U.S. first class mail, overnight courier, in each case prepaid and addressed, to:

Nationwide Financial Services, Inc.

One Nationwide Plaza, 1-12-04

Columbus, Ohio 43215

Attention: Product Officer -Investment and Advisory Services

Phoenix Equity Planning Corporation

56 Prospect Street

Hartford, CT 06115

Attention: President

Fax Number: 860-403-5670

Any party may change its address by notifying the other party(ies) in writing. Notices will be deemed given upon dispatch.

ENTIRE AGREEMENT

This Agreement, together with all contemporaneous exhibits, sets forth the entire understanding of the parties with respect to the subject matter of this Agreement and supercedes any and all prior discussions, representations, and understandings, whether written or oral, between the parties related to the subject of this Agreement.

ASSIGNMENT

This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that neither this Agreement nor any rights, privileges, duties or obligations of the parties may be assigned by any party without the written consent of the other parties or as expressly contemplated by this Agreement.

WAIVER OF AGREEMENT

No term or provision of this Agreement may be waived or modified unless done so in writing and signed by the party against whom such waiver or modification is sought to be enforced. Either party’s failure to insist at any time on strict compliance with this Agreement or with any of the terms under this Agreement or any continued course of such conduct on its part will in no event constitute or be considered a waiver by such party of any of its rights or privileges.

ENFORCEABILITY

If any portion of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

REMEDIES NOT EXCLUSIVE

The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws.

TRADEMARKS

Except to the extent required by applicable law, no party shall use any other party’s names, logos, trademarks or service marks, whether registered or unregistered, without the prior consent of the other party.

SURVIVABILITY

Sections “Representations,” “Privacy and Confidentiality Information,” “Security,” “Indemnification “ and “Trademarks” hereof shall survive termination of this Agreement. In addition, all provisions of this Agreement shall survive termination of this Agreement in the event that any Separate Accounts and/or Trust/Custodial Accounts are invested in a Fund at the time the termination becomes effective and shall survive for so long as such Separate Accounts and/or Trust/Custodial Accounts remain so invested.

NON-EXCLUSIVITY

Each of the parties acknowledges and agrees that this Agreement and the arrangements described in this Agreement are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

PARTNERSHIPS/JOINT VENTURES

Nothing in this Agreement shall be deemed to create a partnership or joint venture by and among the parties hereto.

FORCE MAJEURE

No party to this Agreement will be responsible for delays resulting from acts beyond the reasonable control of such party, provided that the nonperforming party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance hereunder as soon as practicable as soon as such causes are avoided, rectified or removed.

AMENDMENTS TO THIS AGREEMENT

This Agreement may not be amended or modified except by a written amendment, which includes any amendments to the Exhibits, executed by all parties to the Agreement.

TERMINATION OF PRIOR AGREEMENTS

This agreement supersedes and replaces the following agreements: Fund Participation Agreement dated February 1, 1994 and the Fund Serv Indemnity Agreement dated August 6, 2001.

EXECUTION

Each party hereby represents and warrants to the other that the persons executing this Agreement on its behalf are duly authorized and empowered to execute and deliver the Agreement and that the Agreement constitutes a legal, valid and binding obligation, and is enforceable in accordance with its terms. Except as particularly set forth herein, neither party assumes any responsibility hereunder and will not be liable to the other for any damages, loss of data, delay or any other loss whatsoever caused by events beyond its control.

II

This Agreement may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

NATIONWIDE FINANCIAL SERVICES, INC.
For itself and on behalf of each of its affiliates listed on Exhibit A

/s/ Karen R.Colvin
By.	Karen R.Colvin
Title: Attorney-in-Fact

PHOENIX EQUITY PLANNING CORPORATION

/s/ Thomas P. O’Donnell
By: Thomas P. O’Donnell
Title. Chief Administrative Officer

EXHIBIT A

Subsidiary Life Insurance Companies

Nationwide Life Insurance Company

Other Subsidiaries

Nationwide Trust Company, FSB

Nationwide Investment Services Corporation

Nationwide Retirement Solutions, Inc. and subsidiaries and affiliates

Nationwide Life Insurance Company of America

Nationwide Life and Annuity Company of America

Nationwide Investment Advisors, LLC

Any other existing or future direct or indirect subsidiaries of Nationwide Financial Services, Inc. issuing Separate Accounts, offering Trust/Custodial Accounts, or performing duties or obligations hereunder on behalf of Nationwide provided that such subsidiary is duly formed, validly existing and has all necessary licenses.

EXHIBIT B

Funds & Service Fees

All current and future funds available for sale through the distribution channel, including but not limited to any funds listed below.

Fund	Ticker	CUSH:,	Service	Sub	Total
	Symbol		Fee	TA Fee	Service Fee
Phoenix Diversifier PHOLIO(Class A)	PDPAX	71912W867	[**]	[**]	[**]
Phoenix Wealth Accumulator PHOLIO(Class A)	PWAAX	7191W701	[**]	[**]	[**]
Phoenix Wealth Builder PHOLIO(Class A)	PWBAX	71912W107	[**]	[**]	[**]
Phoenix Wealth Guardian PHOLIO(Class A)	PSWAX	71912W305	[**]	[**]	[**]
Phoenix All-Cap Growth Fund (Class A)	PASGX	71902M101	[**]	[**]	[**]
Phoenix Capital Growth Fund (Class A)	PHGRX	718900103	[**]	[**]	[**]
Phoenix Dynamic Growth Fund (Class A)	PDYAX	71915C827	[**]	[**]	[**]
Phoenix Earnings Driven Growth Fund (Class A)	EDGEX	719135501	[**]	[**]	[**]
Phoenix Earning Driven Growth Fund (Class I)	EDGIX	719135808	[**]	[**]	[**]
Phoenix Focused Value Fund (Class A)	JVVAX	718801103	[**]	[**]	[**]
Phoenix Fundamental Growth Fund (Class A)	PHFAX	71915C843	[**]	[**]	[**]
Phoenix Growth & Income Fund (Class A)	PDIAX	718939507	[**]	[**]	[**]
Phoenix Mid Cap Value Fund (Class A)	FMIVX	71879W405	[**]	[**]	[**]
Phoenix Mid-Cap Growth Fund (Class A)	PHSKX	718900509	[**]	[**]	[**]
Phoenix Pathfinder Fund (Class A)	PPTAX	71879W603	[**]	[**]	[**]
Phoenix Rising Dividend Fund (Class A)	PKLAX	719087306	[**]	[**]	[**]
Phoenix Rising Dividend Fund (Class I)	PKLFX	719087603	[**]	[**]	[**]
Phoenix Small-Cap Growth Fund (Class A)	PAMAX	71902M879	[**]	[**]	[**]
Phoenix Small-Cap Value Fund (Class A)	PDSAX	719086506	[**]	[**]	[**]
Phoenix Small-Mid Cap Fund (Class A)	PKSAX	719087702	[**]	[**]	[**]
Phoenix Small-Mid Cap Fund (Class I)	PKSFX	719087876	[**]	[**]	[**]
Phoenix Strategic Growth Fund (Class A)	PSTAX	71915C108	[**]	[**]	[**]
Phoenix Value Equity Fund (Class A)	PVEAX	719086100	[**]	[**]	[**]
Phoenix Insight Core Equity (Class A)	HGRZX	71907R204	[**]	[**]	[**]
Phoenix Insight Core Equity (Class I)	HGRIX	71907R402	[**]	[**]	[**]
Phoenix Insight Equity (Class A)	HIEZX	71907R808	[**]	[**]	[**]
Phoenix Insight Equity (Class I)	HEQIX	71907R568	[**]	[**]	[**]
Phoenix Insight Sm Cap Growth (Class A)	PSAAX	71907R378	[**]	[**]	[**]
Phoenix Insight Sm Cap Growth (Class I)	HSAIX	71907R832	[**]	[**]	[**]
Phoenix Insight Small Cap Opportunities (Class A)	HSCZX	71907R824	[**]	[**]	[**]
Phoenix Insight Small Cap Opportunities (Class I)	HSCIX	71907R790	[**]	[**]	[**]
Phoenix Insight Small Cap Value Fund (Class A)	HSCZX	71907R782	[**]	[**]	[**]
Phoenix Insight Small Cap Value Fund (Class I)	HSCVX	71907R766	[**]	[**]	[**]
Phoenix Insight Emerging Market Fund (Class A)	HEMZX	71907R501	[**]	[**]	[**]
Phoenix Insight Emerging Market Fund (Class I)	HIEMX	71907R709	[**]	[**]	[**]
Phoenix Foreign Opportunities Fund (Class A)	JVIAX	718801301	[**]	[**]	[**]
Phoenix Foreign Opportunities Fund (Class I)	JVXIX	718801509	[**]	[**]	[**]
Phoenix International Strategies Fund (Class A)	PHITX	718912207	[**]	[**]	[**]
Phoenix Worldwide Strategies Fund (Class A)	NWWOX	71879W108	[**]	[**]	[**]
Phoenix Global Utilities Fund (Class A)	PGUAX	719118408	[**]	[**]	[**]
Phoenix Market Neutral Fund (Class A)	EMNAX	719031106	[**]	[**]	[**]
Phoenix Real Estate Securities Fund (Class A)	PHRAX	718912884	[**]	[**]	[**]

Phoenix Real Estate Securities Fund (Class I)	PHRIX	718912710	[**]	[**]	[**]
Phoenix Balanced Fund (Class A)	PHBLX	718900400	[**]	[**]	[**]
Phoenix Income & Growth Fund (Class A)	NAINX	719118101	[**]	[**]	[**]
Phoenix Insight Balanced (Class A)	HIBZX	71907R105	[**]	[**]	[**]
Phoenix Insight Balanced (Class I)	HIBLX	71907R584	[**]	[**]	[**]
Phoenix Bond Fund (Class A)	SAVAX	719135881	[**]	[**]	[**]
Phoenix Bond Fund (Class I)	SAVYX	719135857	[**]	[**]	[**]
Phoenix CA Tax-Exempt Bond Fund (Class A)	CTESX	719069106	[**]	[**]	[**]
Phoenix Core Bond Fund (Class A)	PHGBX	718900806	[**]	[**]	[**]
Phoenix Emerging Markets Bond Fund (Class A)	PEMAX	718912868	[**]	[**]	[**]
Phoenix High Yield Fund (Class A)	PHCHX	718900202	[**]	[**]	[**]
Phoenix Institutional Bond Fund (Class X)	PXMBX	71907V106	[**]	[**]	[**]
Phoenix Low-Duration Core Plus Bond Fund (Class X)	PLDCX	71907V304	[**]	[**]	[**]
Phoenix Multi-Sector Fixed Income (Class A)	NAMFX	71906W105	[**]	[**]	[**]
Phoenix Multi-Sector Short Term Bond (Class A)	NARAX	71906X103	[**]	[**]	[**]
Phoenix Money Market Fund (Class A)	PMMXX	718900301	[**]	[**]	[**]
Phoenix Insight Bond (Class A)	HTBZX	71907R758	[**]	[**]	[**]
Phoenix Insight Bond (Class I)	HTBIX	71907R543	[**]	[**]	[**]
Phoenix Insight High Yield Bond (Class A)	HHYZX	71907R741	[**]	[**]	[**]
Phoenix Insight High Yield Bond (Class I)	HHYIX	71907R725	[**]	[**]	[**]
Phoenix Insight Intm Tax-Exempt Fund (Class A)	HIXZX	71907R691	[**]	[**]	[**]
Phoenix Insight Intrn Government Bond Fund (Class A)	HIGZX	71907R717	[**]	[**]	[**]
Phoenix Insight ShorUInt Bond Fund (Class A)	HIMZX	71907R667	[**]	[**]	[**]
Phoenix Insight Tax-Exempt Bond Fund (Class A)	HXBZX	71907R659	[**]	[**]	[**]

Note:	All funds are load waived. Finder fees are not applicable

EXHIBIT C

Services and Fees

Services Provided by Nationwide

Pursuant to the Agreement, Nationwide may perform administrative and shareholder services (“Services”) with respect to the Plans, including but not limited to, the following:

1.

Under some circumstances, maintaining separate records for each participant, which shall reflect the Fund shares purchased and redeemed and Fund share balances of such participants and the Plan. Nationwide will maintain a single master account with each Fund on behalf of each Plan and such account shall be in the name of Nationwide (or its designee) as record owner of shares owned by plan participants.

2.	Disbursing or crediting to Plans and plan participants all proceeds of redemptions of shares of the Funds and all dividends and other distributions not reinvested in shares of the Funds.

3.

Preparing and transmitting to each Plan, through its authorized representative, as required by law, periodic statements showing the total number of shares owned by participants as of the statement closing date, purchases and redemptions of Fund shares by the participants during the period covered by the statement and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in Fund shares), and such other information as may be required, from time to time, by a Plan.

4.	Supporting and responding to service inquiries from a Plan.

5.	Maintaining and preserving all records required by law to be maintained and preserved in connection with providing the Services for each Plan.

6.	Generating written confirmations and quarterly statements to each Plan, through its authorized representative.

7.

Distributing to each Plan, through its authorized representative, to the extent required by applicable law, Funds’ prospectuses, proxy materials, periodic fund reports to shareholders and other materials that the Funds are required by law or otherwise to provide to their shareholders or prospective shareholders.

8.	Transmitting purchase and redemption orders to the Funds on behalf of the Plan.

Administrative Services and Fees

I.

In consideration for the Services (as described above) to be provided by Nationwide to the Plans pursuant to this Agreement, the Company will calculate and pay Nationwide a fee (“Sub TA Fee”) at an annualized rate equal to the rates shown above of the average daily net assets of each Fund held by the Separate Accounts and/or the Trust/Custodial Accounts during the period in which they were earned (such fee is described below).

2.

The Service Fees will be paid to Nationwide as soon as practicable, but no later than 30 days after the end of the period in which they were earned. Nationwide shall invoice PEPCO on a quarterly basis for such services. The Service Fees will be paid on a quarterly basis.

3.

If participant-level information is gathered and retained by Nationwide and there is an arrangement to pay per-participant fees, then no later than 10 days after the end of the period in which Service Fees are earned, Nationwide will send a statement to the Company indicating the number of plan participants in the Plans, and the average account size of such accounts on a by fund basis. The average account size shall be calculated by dividing the average daily net assets, calculated as provided herein, by the number of plan participants in the Plans.

4.	Nationwide and the Company agree that the Service Fee described in this Agreement is for administrative services only and does not constitute payment in any manner for investment advisory services.

5.

The parties agree that a Service Fee will be paid to Nationwide according to this Agreement with respect to each Fund as long as shares of such Fund are held by the Separate Accounts and/or the Trust/Custodial Accounts. This provision will survive termination of this Agreement.

6.

The Company recognizes that Nationwide incurs certain expenses relating to offering Funds through Nationwide Trust Company, FSB. If the Company has Funds participating through Nationwide Trust Company, FSB, the Company agrees to pay a $1,500 set up fee, per fund. This fee does not apply to Funds participating in the Separate Accounts or the Custodial Accounts not offered through Nationwide Trust Company, FSB. Nationwide will invoice the Company for this fee.

EXHIBIT D

FUND/SERV PROCESSING PROCEDURES

AND

MANUAL PROCESSING PROCEDURES

The purchase, redemption and settlement of shares of a Fund (“Shares”) will normally follow the Fund/SERV-Defined Contribution Clearance and Settlement Service (“DCCS”) Processing Procedures below and the rules and procedures of the SCC Division of the National Securities Clearing Corporation (“NSCC”) shall govern the purchase, redemption and settlement of Shares of the Funds through NSCC by Nationwide. In the event of equipment failure or technical malfunctions or the parties’ inability to otherwise perform transactions pursuant to the FUND/SERV Processing Procedures, or the parties’ mutual consent to use manual processing, the Manual Processing Procedures below will apply.

It is understood and agreed that, in the context of Section 22 of the Investment Company Act of 1940 (the “1940 Act”) and the rules and public interpretations thereunder by the staff of the Securities and Exchange Commission (SEC Staff), receipt by Nationwide of any Instructions from the Plan participant prior to the Close of Trade on any Business Day shall be deemed to be receipt by the Funds of such Instructions solely for pricing purposes and shall cause purchases and sales to be deemed to occur at the Share Price for such Business Day, except as provided in 4(c) of the Manual Processing Procedures. Each Instruction shall be deemed to be accompanied by a representation by Nationwide that it has received proper authorization from each plan participant whose purchase, redemption, account transfer or exchange transaction is effected as a result of such Instruction.

Fund/SERV-DCCS Processing Procedures

1.

On each business day that the New York Stock Exchange (the “Exchange”) is open for business on which the Funds determine their net asset values (“Business Day”), the Company shall accept, and effect changes in its records upon receipt of purchase, redemption, exchanges, account transfers and registration instructions from Nationwide electronically through Fund/SERV (“Instructions”) without supporting documentation from the plan participant. On each Business Day, the Company shall accept for processing any Instructions from Nationwide and shall process such Instructions in a timely manner.

2.

Company shall perform any and all duties, functions, procedures and responsibilities assigned to it under this Agreement and as otherwise established by the NSCC. Company shall conduct each of the foregoing activities in a competent manner and in compliance with (a) all applicable laws, rules and regulations, including NSCC Fund/SERV-DCCS rules and procedures relating to Fund/SERV; (b) the then-current Prospectus of a Fund; and (c) any provision relating to Fund/SERV in any other agreement of the Company that would affect its duties and obligations pursuant to this Agreement.

3.	Confirmed trades and any other information provided by the Company to Nationwide through Fund/SERV and pursuant to this Agreement shall be accurate, complete, and in the format prescribed by the NSCC.

4.

Trade information provided by Nationwide to the Company through Fund/SERV and pursuant to this Agreement shall be accurate, complete and, in the format prescribed by the NSCC. All Instructions by Nationwide regarding each Fund/SERV Account shall be true and correct and will have been duly authorized by the registered holder.

5.

For each Fund/SERV transaction, Nationwide shall provide the Funds and the Company with all information necessary or appropriate to establish and maintain each Fund/SERV transaction (and any subsequent changes to such information), which Nationwide hereby certifies is and shall remain true and correct. Nationwide shall maintain documents required by the Funds to effect Fund/SERV transactions. Nationwide certifies that all Instructions delivered to Company on any Business Day shall have been received by Nationwide from the plan participant by the close of trading (generally 4:00 p.m. Eastern Time (“Er’)) on the Exchange (the “Close of Trading”) on such Business Day and that any Instructions received by it after the Close of Trading on any given Business Day will be transmitted to Company on the next Business Day.

Manual Processing Procedures

1.

On each Business Day, Nationwide may receive Instructions from the plan participant for the purchase or redemption of shares of the Funds based solely upon receipt of such Instructions prior to the Close of Trading on that Business Day. Instructions in good order received by Nationwide prior to the close of trading on any given Business Day (generally, 4:00 p.m. ET (the “Trade Date”) and transmitted to the Company by no later than 9:30 a.m. ET the Business Day following the Trade Date (“Trade Date plus One” or “T+1”), will be executed at the NAV (“Share Price”) of each applicable Fund, determined as of the Close of Trading on the Trade Date.

2.

By no later than 6:00 p.m. ET on each Trade Date (“Price Communication Time”), the Company will use its best efforts to communicate to Nationwide via electronic transmission acceptable to both parties, the Share Price of each applicable Fund, as well as dividend and capital gain information and, in the case of funds that credit a daily dividend, the daily accrual or interest rate factor, determined at the Close of Trading on that Trade Date.

3.

As noted in Paragraph I above, by 9:30 a.m. ET on T+1 (“Instruction Cutoff Time”) and after Nationwide has processed all approved transactions, Nationwide will transmit to the Company via facsimile, telefax or electronic transmission or system-to-system, or by a method acceptable to Nationwide and the Company, a report (the “Instruction Report”) detailing the Instructions that were received by Nationwide prior to the Funds’ daily determination of Share Price for each Fund (i.e., the Close of Trading) on Trade Date.

(a)

It is understood by the parties that all Instructions from the plan participant shall be received and processed by Nationwide in accordance with its standard transaction processing procedures. Nationwide or its designees shall maintain records sufficient to identify the date and time of receipt of all plan participant transactions involving the Funds and shall make or cause to be made such records available upon reasonable request for examination by the Funds or its designated representative or, by appropriate governmental authorities. Under no circumstances shall Nationwide change, alter or modify any Instructions received by it in good order.

(b)	Following the completion of the transmission of any Instructions by Nationwide to the Company by the Instruction Cutoff Time, Nationwide will verify that the Instruction was received by the Company.

(c)

In the event that an Instruction transmitted by Nationwide on any Business Day is not received by the Company by the Instruction Cutoff Time, due to mechanical difficulties or for any other reason beyond Nationwide’s reasonable control, such Instruction shall nonetheless be treated by the Company as if it had been received by the Instruction Cutoff Time, provided that Nationwide retransmits such Instruction by facsimile transmission to the Company and such Instruction is received by the Company’s financial control representative no later than 9:30 a.m. ET on T+1. In addition, Nationwide will use its best efforts to place a phone call to a financial control representative of the Company prior to 12:00 p.m. noon ET on T+1 to advise the Company that a facsimile transmission concerning the Instruction is being sent.

(d)	With respect to all Instructions, the Company’s financial control representative will manually adjust a Fund’s records for the Trade Date to reflect any Instructions sent by Nationwide.

(e)

By no later than 4:00 p.m. on T+1, and based on the information transmitted to the Company pursuant to Paragraph 3(c) above, Nationwide will use its best efforts to verify that all Instructions provided to the Company on T+1 were accurately received and that the trades for each Account were accurately completed and Nationwide will use its best efforts to notify Company of any discrepancies.

4.

As set forth below, upon the timely receipt from Nationwide of the Instructions, the Fund will execute the purchase or redemption transactions (as the case may be) at the Share Price for each Fund computed as of the Close of Trading on the Trade Date.

(a)

Except as otherwise provided herein, all purchase and redemption transactions will settle on T+l. Settlements will be through net Federal Wire transfers to an account designated by a Fund. In the case of Instructions which constitute a net purchase order, settlement shall occur by Nationwide initiating a wire transfer by 1:00 p.m. ET on T+l to the custodian for the Fund for receipt by the Funds’ custodian by no later than the Close of Business at the New York Federal Reserve Bank on T+1, causing the remittance of the requisite funds to the Company to cover such net purchase order. In the case of Instructions which constitute a net redemption order, settlement shall occur by the Company causing the remittance of the requisite funds to cover such net redemption order by Federal Funds Wire by 1:00 p.m. ET on T+1, provided that the Fund reserves the right to (i) delay settlement of redemptions for up to seven (7) Business Days after receiving a net redemption order in accordance with Section 22 of the 1940 Act and Rule 22c-1 thereunder, or (ii) suspend redemptions pursuant to the 1940 Act or as otherwise required by law. Settlements shall be in U.S. dollars.

(b)

Nationwide (and its Separate Accounts and/or Trust/Custodial Accounts) shall be designated as record owner of each account (“Record Owner”) and Company shall provide Nationwide with all written confirmations required under federal and state securities laws.

(c)

On any Business Day when the Federal Reserve Wire Transfer System is closed, all communication and processing rules will be suspended for the settlement of Instructions. Instructions will be settled on the next Business Day on which the Federal Reserve Wire Transfer System is open. The original T+1 Settlement Date will not apply. Rather, for purposes of this Paragraph 4(c) only, the Settlement Date will be the date on which the Instruction settles.

(d)

Nationwide shall, upon receipt of any confirmation or statement concerning the accounts, verify the accuracy of the information contained therein against the information contained in Nationwide’s internal record-keeping system and shall promptly, advise the Company in writing of any discrepancies between such information. The Company and Nationwide shall cooperate to resolve any such discrepancies as soon as reasonably practicable.

Adjustments

In the event of any error or delay with respect to both the Fund/SERV Processing Procedures and the Manual Processing Procedures outlined in Exhibit D herein: (i) which is caused by the Funds or the Company, the Company shall make any adjustments on the Funds’ accounting system necessary to correct such error or delay and the responsible party or parties shall reimburse the plan participant and Nationwide, as appropriate, for any losses or reasonable costs incurred directly as a result of the error or delay but specifically excluding any and all consequential punitive or other indirect damages or (ii) which is caused by Nationwide, the Company shall make any adjustment on the Funds’ accounting system necessary to correct such error or delay and the affected party or parties shall be reimbursed by Nationwide for any losses or reasonable costs incurred directly as a result of the error or delay, but specifically excluding any and all consequential punitive or other indirect damages. In the event of any such adjustments on the Funds’ accounting system, Nationwide shall make the corresponding adjustments on its internal record-keeping system. In the event that errors or delays with respect to the Procedures are contributed to by more than one party hereto, each party shall be responsible for that portion of the loss or reasonable cost which results from its error or delay. All parties agree to provide the other parties prompt notice of any errors or delays of the type referred to herein and to use reasonable efforts to take such action as may be appropriate to avoid or mitigate any such costs or losses.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO FUND AGREEMENT

This First Amendment (“Amendment”) as of August 7, 2008 to the Fund Agreement dated March 7, 2007 is made by and among Nationwide Financial Services, Inc., on behalf of its subsidiaries listed on Exhibit A (collectively, “Nationwide”), and Phoenix Equity Planning Corporation (“PEPCO”) (the “Company”) which serves as distributor to the mutual funds (the “Funds”) listed on Exhibit B.

RECITALS

WHEREAS, Nationwide and the Company desire to update the list of Funds in Exhibit B.

NOW THEREFORE, Nationwide and the Company agree to the following:

1. Exhibit B shall be replaced with the Exhibit B attached hereto.

IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first written above.

NATIONWIDE FINANCIAL SERVICES, INC.

By: Karen R. Colvin
Title:	AVP NF Investment Offerings

PHOENIX EQUITY PLANNING CORPORATION

By: Heidi Griswold
Title:	Vice President, Mutual Fund Services

1

EXHIBIT B

Funds & Service Fees

All current and future funds available for sale through the distribution channel, including but not limited to any funds listed below.

Fund	Ticker Symbol	CUSIP	Service Fee	Sub TA Fee	Total Service Fee
Phoenix All-Cap Growth Fund (Class A)	PASGX	71902M101	[**]	[**]	[**]
Phoenix Balanced Fund (Class A)	PHBLX	718900400	[**]	[**]	[**]
Phoenix Bond Fund (Class A)	SAVAX	719135881	[**]	[**]	[**]
Phoenix Bond Fund (Class I)	SAVYX	719135857	[**]	[**]	[**]
Phoenix CA Tax-Exempt Bond Fund (Class A)	CTESX	719069106	[**]	[**]	[**]
Phoenix Capital Growth Fund (Class A)	PHGRX	718900103	[**]	[**]	[**]
Phoenix Core Bond Fund (Class A)	PHGBX	718900806	[**]	[**]	[**]
Phoenix Diversifier PHOLIO(Class A)	PDPAX	71912W867	[**]	[**]	[**]
Phoenix Foreign Opportunities Fund (Class A)	JVIAX	718801301	[**]	[**]	[**]
Phoenix Foreign Opportunities Fund (Class I)	JVXIX	718801509	[**]	[**]	[**]
Phoenix Global Utilities Fund (Class A)	PGUAX	719118408	[**]	[**]	[**]
Phoenix Growth & Income Fund (Class A)	PDIAX	71879W777	[**]	[**]	[**]
Phoenix Growth & Income Fund (Class I)	PXIIX	71879W744	[**]	[**]	[**]
Phoenix Growth Opportunities Fund(Class A)	TLCGX	718939887	[**]	[**]	[**]
Phoenix High Yield Fund (Class A)	PHCHX	718900202	[**]	[**]	[**]
Phoenix Income & Growth Fund (Class A)	NAINX	719118101	[**]	[**]	[**]
Phoenix Insight Balanced (Class A)	HIBZX	71907R105	[**]	[**]	[**]
Phoenix Insight Balanced (Class I)	HIBLX	71907R584	[**]	[**]	[**]
Phoenix Insight Core Equity (Class A)	HGRZX	71907R204	[**]	[**]	[**]
Phoenix Insight Core Equity (Class I)	HGRIX	71907R402	[**]	[**]	[**]
Phoenix Insight Emerging Market Fund (Class A)	HEMZX	71907R501	[**]	[**]	[**]
Phoenix Insight Emerging Market Fund (Class I)	HIEMX	71907R709	[**]	[**]	[**]
Phoenix Insight Value Equity (Class A)	HIEZX	71907R808	[**]	[**]	[**]
Phoenix Insight Value Equity (Class I)	HEQIX	71907R568	[**]	[**]	[**]
Phoenix Insight High Yield Bond (Class A)	HHYZX	71907R741	[**]	[**]	[**]
Phoenix Insight High Yield Bond (Class I)	HHYIX	71907R725	[**]	[**]	[**]
Phoenix Insight Index (Class A)	HIDAX	71907R881	[**]	[**]	[**]
Phoenix Insight Intm Government Bond Fund (Class A)	HIGZX	71907R717	[**]	[**]	[**]
Phoenix Insight Intm Tax-Exempt Fund (Class A)	HIXZX	71907R691	[**]	[**]	[**]
Phoenix Insight Short/Int Bond Fund (Class A)	HIMZX	71907R667	[**]	[**]	[**]
Phoenix Insight Sm Cap Growth (Class A)	PSAAX	71907R378	[**]	[**]	[**]
Phoenix Insight Sm Cap Growth (Class I)	HSAIX	71907R832	[**]	[**]	[**]
Phoenix Insight Small Cap Opportunities (Class A)	HSCZX	71907R824	[**]	[**]	[**]
Phoenix Insight Small Cap Opportunities (Class I)	HSCIX	71907R790	[**]	[**]	[**]
Phoenix Insight Small Cap Value Fund (Class A)	HSVZX	71907R782	[**]	[**]	[**]
Phoenix Insight Small Cap Value Fund (Class I)	HSCVX	71907R766	[**]	[**]	[**]
Phoenix Insight Tax-Exempt Bond Fund (Class A)	HXBZX	71907R659	[**]	[**]	[**]
Phoenix Institutional Bond Fund (Class X)	PXMBX	71907V106	[**]	[**]	[**]
Phoenix International Real Estate Securities (Class A)	PXRAX	719135279	[**]	[**]	[**]
Phoenix International Real Estate Securities (Class I)	PXRIX	719135253	[**]	[**]	[**]

2

Phoenix International Strategies Fund (Class A)	PHITX	718912207	[**]	[**]	[**]
Phoenix Low-Duration Core Plus Bond Fund (Class X)	PLDCX	71907V304	[**]	[**]	[**]
Phoenix Market Neutral Fund (Class A)	EMNAX	719031106	[**]	[**]	[**]
Phoenix Mid Cap Value Fund (Class A)	FMIVX	71879W405	[**]	[**]	[**]
Phoenix Mid Cap Value Fund (Class I)	PIMVX	71879W389	[**]	[**]	[**]
Phoenix Mid-Cap Growth Fund (Class A)	PHSKX	718900509	[**]	[**]	[**]
Phoenix Money Market Fund (Class A)	PMMXX	718900301	[**]	[**]	[**]
Phoenix Multi-Sector Fixed Income (Class A)	NAMFX	71906W105	[**]	[**]	[**]
Phoenix Multi-Sector Short Term Bond (Class A)	NARAX	71906X103	[**]	[**]	[**]
Phoenix Quality Small-Cap Fund (Class A)	PQSAX	719086852	[**]	[**]	[**]
Phoenix Quality Small-Cap Fund (Class I)	PXQSX	719086829	[**]	[**]	[**]
Phoenix Real Estate Securities Fund (Class A)	PHRAX	718912884	[**]	[**]	[**]
Phoenix Real Estate Securities Fund (Class B)	PHRBX	718912876	[**]	[**]	[**]
Phoenix Real Estate Securities Fund (Class I)	PHRIX	718912710	[**]	[**]	[**]
Phoenix Small-Cap Growth Fund (Class A)	PAMAX	71902M879	[**]	[**]	[**]
Phoenix Small-Cap Value Fund (Class A)	PDSAX	719086506	[**]	[**]	[**]
Phoenix Small-Mid Cap Fund (Class A)	PKSAX	719087702	[**]	[**]	[**]
Phoenix Small-Mid Cap Fund (Class I)	PKSFX	719087876	[**]	[**]	[**]
Phoenix Strategic Growth Fund (Class A)	PSTAX	71915C108	[**]	[**]	[**]
Phoenix Small-Cap Sustainable Growth Fund (Class A)	PSGAX	719086845	[**]	[**]	[**]
Phoenix Small-Cap Sustainable Growth Fund (Class I)	PXSGX	719086795	[**]	[**]	[**]
Phoenix Value Opportunities Fund (Class A)	PPTAX	71879W603	[**]	[**]	[**]
Phoenix Wealth Accumulator PHOLIO(Class A)	PWAAX	7191W701	[**]	[**]	[**]
Phoenix Wealth Builder PHOLIO(Class A)	PWBAX	71912W107	[**]	[**]	[**]
Phoenix Wealth Guardian PHOLIO(Class A)	PSWAX	71912W305	[**]	[**]	[**]
Phoenix Worldwide Strategies Fund (Class A)	NWWOX	71879W108	[**]	[**]	[**]

Note: All funds are load waived. Finder fees are not applicable

3

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO FUND AGREEMENT

This Second Amendment (“Amendment”) is entered into as of May 28, 2009, between Nationwide Financial Services, Inc., on behalf of its subsidiaries listed on Exhibit A (collectively, “Nationwide”) and VP Distributors, Inc, (“Company”), which serves as distributor to the mutual funds (the “Funds”) listed on Exhibit B.

WHEREAS, Company has retained Nationwide to provide certain services pursuant to a Fund Agreement, dated March 7, 2007, as amended (the “Agreement”), which, as of the date hereof, remains in full force and effect; and

WHEREAS, the Agreement provides that Company shall provide Nationwide with access to shares of those funds of which Company is the transfer agent and Nationwide will receive fees for its services, each as listed in Exhibit B of the Agreement; and

WHEREAS, Company desires to update Exhibit B to reflect those changes that have taken place since the Agreement’s execution or most recent amendment, and the current Funds and fees are listed on Exhibit B, attached hereto; and

WHEREAS, the parties also desire to make additional changes to the Agreement as provided herein; and

WHEREAS, the Agreement provides that the Agreement may only be changed by a written instrument signed by the parties;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound thereby, the parties hereby agree that:

1.	The “Privacy and Confidentiality Information” section is deleted in its entirety and replaced with the following:

For purposes of this Section, “Customer Information” means non-public personally identifiable information as defined in the Gramm-Leach-Bliley Act and the rules and regulations promulgated thereunder, and each party agrees not to use, disclose or distribute to others any such information except as necessary to perform the terms of this Agreement and each party agrees to comply with all applicable provisions of the Gramm-Leach-Bliley Act.

For purposes of this Section and the next, “Confidential Information” means any data or information regarding proprietary or confidential information concerning each of the parties. Confidential Information does not include information that (a) was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of the receiving party (“Receiving Party”) or by violation of this Agreement; (b) was lawfully received by the Receiving Party from a third party free of any obligation of confidence of such third party; (c) was already in the possession of the Receiving Party prior to receipt thereof directly or indirectly from the disclosing party (“Disclosing Party”); (d) is required to be disclosed pursuant to applicable laws, regulatory or legal process, subpoena or court order; (e) is subsequently and independently developed by employees, consultants or agents of the Receiving Party without reference to or use of the Confidential Information disclosed under this Agreement; or (f) relates to any fees payable to Nationwide for performing certain administrative services under this Agreement. Each of the parties warrants to the other that it shall not disclose to any person any Confidential Information which it may acquire in the performance of this Agreement; nor shall it use such Confidential Information for any purposes other than to fulfill its contractual obligations under this Agreement and it will maintain the other party’s Customer and Confidential Information with reasonable care, which shall not be less than the degree of care it would use for its own such information.

In the event Confidential Information includes Customer Information, the Customer Information clause controls.

2.	Under the “Notice” section, the addresses for the parties are deleted in their entirety and replaced with the following addresses:

Nationwide Financial Services, Inc.

One Nationwide Plaza, 2-02-18

Columbus, Ohio 43215

Attention: Associate Vice President, NIA Operations and Third Party Relations

VP Distributors, Inc.

101 Munson Street

Greenfield, Massachusetts 01301

Attention: Heidi Griswold

With a copy to:

Virtus Investment Partners

100 Pearl Street

Hartford, Connecticut 06103

Attention: Corporate Compliance

3.	The following section is hereby added to the Agreement:

DISCLOSURE

Each party may disclose that it has entered into this Agreement. Further, each party may disclose the annual fees payable to Nationwide for performing certain administrative services under this Agreement.

4.	Exhibit A is deleted in its entirety and replaced with the Exhibit A attached hereto.

5.

The Agreement is amended to provide that those funds and fees set forth on Exhibit B which is attached hereto, shall be the “Funds” and “Fees”, respectively, under the Agreement, and the Exhibit B attached hereto shall amend and replace the Exhibit B of the Agreement.

6.	In all other respects, the Agreement shall remain unchanged and in full force and effect.

7.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the Effective Date set forth above.

NATIONWIDE FINANCIAL SERVICES, INC		VP DISTRIBUTORS, INC

By:		By:

Name:	Steven D. Pierce	Name:

Title:	Associate Vice President, NIA	Title:
Operations and Third Party Relation

EXHIBIT A

Subsidiary Life Insurance Companies

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Other Subsidiaries

Nationwide Trust Company, FSB, a division of Nationwide Bank

Nationwide Investment Services Corporation

Nationwide Retirement Solutions, Inc., and subsidiaries and affiliates

Nationwide Life Insurance Company of America

Nationwide Life and Annuity Company of America

Nationwide Investment Advisors, LLC

Any other existing or future direct or indirect subsidiaries of Nationwide Financial Services, Inc. issuing Separate Accounts, offering Trust/Custodial Accounts, or performing duties or obligations hereunder on behalf of Nationwide provided that such subsidiary is duly formed, validly existing and has all necessary licenses.

EXHIBIT B

All current and future funds available for sale through the distribution channel, including but not limited to any funds listed below:

Fund	Ticker Symbol	CUSIP	Service Fee	Sub TA Fee	Total Service Fee
Virtus Alternatives Diversifier Fund (Class A)	PDPAX	92828R875	[**]	[**]	[**]
*Virtus Balanced Fund (Class A)	PHBLX	92828N403	[**]	[**]	[**]
Virtus Balanced Allocation Fund (Class A)	HIBZX	92828T103	[**]	[**]	[**]
Virtus Balanced Allocation Fund (Class I)	HIBLX	92828T301	[**]	[**]	[**]
Virtus Bond Fund (Class A)	SAVAX	92828R107	[**]	[**]	[**]
Virtus Bond Fund (Class I)	SAVYX	92828R404	[**]	[**]	[**]
Virtus Capital Growth Fund (Class A)	PHGRX	92828N700	[**]	[**]	[**]
Virtus Core Bond Fund (Class A)	PHGBX	92828R701	[**]	[**]	[**]
Virtus Core Equity Fund (Class A)	HGRZX	92828T400	[**]	[**]	[**]
Virtus Core Equity Fund (Class I)	HGRIX	92828T608	[**]	[**]	[**]
Virtus Disciplined Small-Cap Growth Fund (Class A)	PSAAX	92828T731	[**]	[**]	[**]
Virtus Disciplined Small-Cap Growth Fund (Class I)	HSAIX	92828T715	[**]	[**]	[**]
Virtus Disciplined Small-Cap Opportunity Fund (Class A)	HSCZX	92828T699	[**]	[**]	[**]
Virtus Disciplined Small-Cap Opportunity Fund (Class I)	HSCIX	92828T673	[**]	[**]	[**]
Virtus Disciplined Small-Cap Value Fund (Class A)	HSVZX	92828T665	[**]	[**]	[**]
Virtus Disciplined Small-Cap Value Fund (Class I)	HSCVX	92828T640	[**]	[**]	[**]
Virtus Emerging Markets Opportunities Fund (Class A)	HEMZX	92828T707	[**]	[**]	[**]
Virtus Emerging Markets Opportunities Fund (Class I)	HIEMX	92828T889	[**]	[**]	[**]
Virtus Foreign Opportunities Fund (Class A)	JVIAX	92828R859	[**]	[**]	[**]
Virtus Foreign Opportunities Fund (Class I)	JVXIX	92828R834	[**]	[**]	[**]
Virtus Global Infrastructure Fund (Class A)	PGUAX	92828R826	[**]	[**]	[**]
Virtus Global Infrastructure Fund (Class I)	PGIUX	92828R792	[**]	[**]	[**]
Virtus Global Opportunities Fund (Class A)	NWWOX	92828R446	[**]	[**]	[**]
Virtus Growth & Income Fund (Class A)	PDIAX	92828N874	[**]	[**]	[**]
Virtus Growth & Income Fund (Class I)	PXIIX	92828N841	[**]	[**]	[**]
Virtus Growth Opportunities Fund (Class A)	TLCGX	92828N833	[**]	[**]	[**]
Virtus Growth Opportunities Fund (Class I)	TIGOX	92828N817	[**]	[**]	[**]
Virtus High Yield Fund (Class A)	PHCHX	92828R784	[**]	[**]	[**]
Virtus High Yield Income Fund (Class A)	HHYZX	92828T871	[**]	[**]	[**]
Virtus High Yield Income Fund (Class I)	HHYIX	92828T855	[**]	[**]	[**]
Virtus Income & Growth Fund (Class A)	NAINX	92828N791	[**]	[**]	[**]
Virtus Index Fund (Class A)	HIDAX	92828T848	[**]	[**]	[**]
Virtus Index Fund (Class I)	HIDIX	92828T830	[**]	[**]	[**]
Virtus Insight Government Money Market Fund (Class A)	HIGXX	92828T533	[**]	[**]	[**]
Virtus Insight Government Money Market Fund (Class I)	HGCXX	92828T525	[**]	[**]	[**]
Virtus Insight Money Market Fund (Class A)	HICXX	92828T566	[**]	[**]	[**]
Virtus Insight Money Market Fund (Class I)	HACXX	92828T558	[**]	[**]	[**]
Virtus Intermediate Government Bond Fund (Class A)	HIGZX	92828T822	[**]	[**]	[**]
Virtus Intermediate Government Bond Fund (Class I)	HIGIX	92828T814	[**]	[**]	[**]
Virtus International Real Estate Fund (Class A)	PXRAX	92828R750	[**]	[**]	[**]

Virtus International Real Estate Fund (Class I)	PXRIX	92828R735	[**]	[**]	[**]
Virtus Market Neutral Fund (Class A)	EMNAX	92828R727	[**]	[**]	[**]
Virtus Mid-Cap Growth Fund (Class A)	PHSKX	92828N767	[**]	[**]	[**]
Virtus Mid-Cap Growth Fund (Class I)	PICMX	92828N734	[**]	[**]	[**]
Virtus Mid-Cap Value Fund (Class A)	FMIVX	92828N726	[**]	[**]	[**]
**Virtus Mid-Cap Value Fund (Class I)	PIMVX	92828N692	[**]	[**]	[**]
Virtus Multi-Sector Fixed Income (Class A)	NAMFX	92828R677	[**]	[**]	[**]
Virtus Multi-Sector Short Term Bond (Class A)	NARAX	92828R644	[**]	[**]	[**]
Virtus Multi-Sector Short Term Bond (Class I)	PIMSX	92828R610	[**]	[**]	[**]
Virtus Quality Small Cap Fund (Class A)	PQSAX	92828N684	[**]	[**]	[**]
Virtus Quality Small Cap Fund (Class I)	PXQSX	92828N668	[**]	[**]	[**]
*Virtus Real Estate Securities Fund (Class A)	PHRAX	92828R586	[**]	[**]	[**]
Virtus Real Estate Securities Fund (Class I)	PHRIX	92828R552	[**]	[**]	[**]
Virtus Senior Floating Rate Fund (Class A)	PSFRX	92828R545	[**]	[**]	[**]
Virtus Senior Floating Rate Fund (Class I)	PSFIX	92828R529	[**]	[**]	[**]
Virtus Short/Intermediate Bond Fund (Class A)	HIMZX	92828T764	[**]	[**]	[**]
Virtus Short/Intermediate Bond Fund (Class I)	HIBIX	92828T749	[**]	[**]	[**]
Virtus Small Cap Core Fund (Class A)	PKSAX	92828N551	[**]	[**]	[**]
Virtus Small Cap Core Fund (Class I)	PKSFX	92828N528	[**]	[**]	[**]
Virtus Small-Cap Growth Fund (Class A)	PAMAX	92828N650	[**]	[**]	[**]
Virtus Small Cap Sustainable Growth Fund (Class A)	PSGAX	92828N627	[**]	[**]	[**]
Virtus Small Cap Sustainable Growth Fund (Class I)	PXSGX	92828N593	[**]	[**]	[**]
Virtus Strategic Growth Fund (Class A)	PSTAX	92828N510	[**]	[**]	[**]
Virtus Strategic Growth Fund (Class I)	PLXGX	92828N478	[**]	[**]	[**]
Virtus Value Equity Fund (Class A)	HIEZX	92828T590	[**]	[**]	[**]
Virtus Value Equity Fund (Class I)	HEQIX	92828T574	[**]	[**]	[**]
Virtus Value Opportunities (Class A)	PPTAX	92828N460	[**]	[**]	[**]
Virtus Value Opportunities (Class I)	PIPTX	92828N445	[**]	[**]	[**]
Virtus Wealth Builder Fund (Class A)	PWBAX	92828R487	[**]	[**]	[**]
Virtus Wealth Guardian Fund (Class A)	PSWAX	92828R461	[**]	[**]	[**]

Note: All funds are load waived. Finder fees are not applicable

*	Grandfathered from previous fee schedule
**	Improved from previous fee schedule

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

THIRD AMENDMENT TO FUND AGREEMENT

This Third Amendment (“Amendment”) is entered into as of February 8, 2013, between Nationwide Financial Services, Inc., on behalf of its subsidiaries listed on Exhibit A (collectively, “Nationwide”) and VP Distributors, LLC (formerly VP Distributors, Inc.) (“Company”), which serves as distributor to the mutual funds (the “Funds”) listed on Exhibit B.

WHEREAS, Company has retained Nationwide to provide certain services pursuant to a Fund Agreement, dated March 7, 2007, as amended (the “Agreement”), which, as of the date hereof, remains in full force and effect; and

WHEREAS, the Agreement provides that Company shall provide Nationwide with access to shares of those funds of which Company is the distributor and Nationwide will receive fees for its services, each as listed in Exhibit B of the Agreement (the “Schedule of Funds and Fees”); and

WHEREAS, Company desires to assign its rights and obligations under the Agreement to Virtus Fund Services, LLC (“Transfer Agent”), which is scheduled to become the transfer agent of the Funds; and

WHEREAS, Nationwide desires to consent to such assignment of Company’s rights and obligations under the Agreement; and

WHEREAS, Company and Nationwide desire to update the Agreement; and

WHEREAS, the Agreement provides it may only be changed by a written instrument signed by the parties.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound thereby, the parties hereby agree that:

1.	Under the “Notice” section, the addresses for the parties are deleted in their entirety and replaced with the following addresses:

Nationwide Financial Services, Inc.

One Nationwide Plaza, 1-12-101

Columbus, Ohio 43215

Attention: Associate Vice President, IMG External Funds Management Operations

VP Distributors, LLC

101 Munson Street

Greenfield, Massachusetts 01301

Attention: Heidi Griswold

With a copy to:

Virtus Investment Partners

100 Pearl Street

Hartford, Connecticut 06103

Attention: Corporate Compliance

2.	Exhibit A is deleted in its entirety and replaced with the Exhibit A attached hereto.

3.

The Agreement is amended to provide that those funds and fees set forth on Exhibit B which is attached hereto, shall be the “Funds” and “Fees”, respectively, under the Agreement, and the Exhibit B attached hereto shall amend and replace the Exhibit B of the Agreement.

4.

Effective as of 11:59 p.m. (Eastern Time) on December 31, 2012, the following changes to the Agreement will take effect in order to permit Company’s assignment of its rights and obligations under the Agreement to Transfer Agent:

a.	All references to “VP Distributors, Inc.,” and “Company” in the Agreement as amended shall be deemed to refer to Transfer Agent;

b.	All references to Company serving as distributor of the Funds shall be amended to state that Company serves as transfer agent of the Funds;

c.	The last paragraph of the section entitled, “Representations by Company” is hereby amended and restated in its entirety as follows:

The Company, as transfer agent of the Funds, represents that it (i) is registered as a transfer agent under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and will remain duly registered under all applicable federal and state securities laws, (ii) serves as transfer agent of the Funds, and (iii) will perform its obligations for each Fund in accordance with any applicable state and federal securities laws.

d.	The last paragraph of the section entitled, “Expenses” is hereby amended and restated in its entirety as follows:

The Nationwide is responsible for distributing Fund prospectuses and other Fund issued documents as applicable to its existing Plans or such Plans’ authorized representatives. The Company will pay, or arrange for the Funds or the Funds’ principal underwriter to pay, the lesser of:

(a)	The cost to print individual Fund prospectuses and other Fund issued documents as applicable; or

(b)

The Company’s (or the Funds’ or the Funds’ principal underwriter’s, as applicable) portion of the total printing costs if Nationwide does not use individual prospectuses and other Fund issued documents as applicable, but reprints such documents in another format; or

(c)

The Company’s (or the Funds’ or the Funds’ principal underwriter’s, as applicable) portion of the total reproduction costs if Nationwide does not use individual printed prospectuses and other Fund issued documents as applicable, but reproduces such documents in another allowable and appropriate medium (e.g., CD Rom or DVD) which is mutually agreed upon by both Nationwide and the Company and subject to reasonable costs.

5.	In all other respects, the Agreement shall remain unchanged and in full force and effect.

6.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the Effective Date set forth above.

NATIONWIDE FINANCIAL SERVICES, INC		VP DISTRIBUTORS, LLC
and VIRTUS FUND SERVICES, LLC

By:
By:
Name:	Steven D. Pierce
		Name:	Heidi Griswold
Title:	Associate Vice President, IMG
	External Funds Management Ops	Title:	Vice President, Mutual Fund Services

EXHIBIT A

Subsidiary Life Insurance Companies

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Other Subsidiaries

Nationwide Trust Company, FSB, a division of Nationwide Bank

Nationwide Investment Services Corporation

Nationwide Retirement Solutions, Inc., and subsidiaries and affiliates

Nationwide Investment Advisors, LLC

Any other existing or future direct or indirect subsidiaries of Nationwide Financial Services, Inc. issuing Separate Accounts, offering Trust/Custodial Accounts, or performing duties or obligations hereunder on behalf of Nationwide provided that such subsidiary is duly formed, validly existing and has all necessary licenses.

EXHIBIT B

All current and future funds available for sale through the distribution channel, including but not limited to any funds listed below:

Fund	Ticker Symbol	CUSIP	12b1 Service Fee	Sub TA Fee	Total Service Fee
Virtus Allocator Premium AlphaSector ™ Fund (Class A)	VAAAX	92828R180	[**]	[**]	[**]
Virtus Allocator Premium AlphaSector ™ Fund (Class I)	VAISX	92828R164	[**]	[**]	[**]
Virtus AlphaSector ™ Rotation Fund (Class A)	PWBAX	92828R487	[**]	[**]	[**]
Virtus AlphaSector ™ Rotation Fund (Class I)	VARIX	92828R271	[**]	[**]	[**]
Virtus Alternatives Diversifier Fund (Class A)	PDPAX	92828R875	[**]	[**]	[**]
Virtus Alternatives Diversifier Fund (Class I)	VADIX	92828R313	[**]	[**]	[**]
Virtus Balanced Fund (Class A)	PHBLX	92828N403	[**]	[**]	[**]
Virtus Disciplined Equity Style (Class A)	VDEAX	92828W759	[**]	[**]	[**]
Virtus Disciplined Equity Style (Class I)	VDEIX	92828W734	[**]	[**]	[**]
Virtus Disciplined Select Bond (Class A)	VDBAX	92828W726	[**]	[**]	[**]
Virtus Disciplined Select Bond (Class I)	VDBIX	92828W692	[**]	[**]	[**]
Virtus Disciplined Select Country (Class A)	VDCAX	92828W684	[**]	[**]	[**]
Virtus Disciplined Select Country (Class I)	VDCIX	92828W668	[**]	[**]	[**]
Virtus Dynamic AlphaSector ™ Fund (Class A)	EMNAX	92828R727	[**]	[**]	[**]
Virtus Dynamic AlphaSector ™ Fund (Class I)	VIMNX	92828R297	[**]	[**]	[**]
Virtus Emerging Markets Debt Fund (Class A)	VEDAX	92828W403	[**]	[**]	[**]
Virtus Emerging Markets Debt Fund (Class I)	VIEDX	92828W601	[**]	[**]	[**]
Virtus Emerging Markets Equity Income Fund (Class A)	VEIAX	92828W700	[**]	[**]	[**]
Virtus Emerging Markets Equity Income Fund (Class I)	VEIIX	92828W882	[**]	[**]	[**]
Virtus Emerging Markets Opportunities Fund (Class A)	HEMZX	92828T707	[**]	[**]	[**]
Virtus Emerging Markets Opportunities Fund (Class I)	HIEMX	92828T889	[**]	[**]	[**]
Virtus Foreign Opportunities Fund (Class A)	JVIAX	92828R859	[**]	[**]	[**]
Virtus Foreign Opportunities Fund (Class I)	JVXIX	92828R834	[**]	[**]	[**]
Virtus Global Commodities Stock Fund (Class A)	VGCAX	92828W106	[**]	[**]	[**]
Virtus Global Commodities Stock Fund (Class I)	VGCIX	92828W304	[**]	[**]	[**]
Virtus Global Dividend Fund (Class A)	PGUAX	92828R826	[**]	[**]	[**]
Virtus Global Dividend Fund (Class I)	PGIUX	92828R792	[**]	[**]	[**]
Virtus Global Opportunities Fund (Class A)	NWWOX	92828R446	[**]	[**]	[**]
Virtus Global Opportunities Fund (Class I)	WWOIX	92828W775	[**]	[**]	[**]
Virtus Global Premium AlphaSector ™ Fund (Class A)	VGPAX	92828R156	[**]	[**]	[**]
Virtus Global Premium AlphaSector ™ Fund (Class I)	VGPIX	92828R131	[**]	[**]	[**]
Virtus Global Real Estate Securities Fund (Class A)	VGSAX	92828R412	[**]	[**]	[**]
Virtus Global Real Estate Securities Fund (Class I)	VGISX	92828R388	[**]	[**]	[**]
Virtus Greater Asia ex Japan Opportunities Fund (Class A)	VGAAX	92828R370	[**]	[**]	[**]
Virtus Greater Asia ex Japan Opportunities Fund (Class I)	VGAIX	92828R354	[**]	[**]	[**]
Virtus Greater European Opportunities Fund (Class A)	VGEAX	92828R347	[**]	[**]	[**]
Virtus Greater European Opportunities Fund (Class I)	VGEIX	92828R321	[**]	[**]	[**]
Virtus Growth & Income Fund (Class A)	PDIAX	92828N874	[**]	[**]	[**]
Virtus Growth & Income Fund (Class I)	PXIIX	92828N841	[**]	[**]	[**]
Virtus Herzfeld Fund (Class A)	VHFAX	92828W874	[**]	[**]	[**]
Virtus Herzfeld Fund (Class I)	VHFIX	92828W858	[**]	[**]	[**]

Virtus High Yield Fund (Class A)	PHCHX	92828R784	[**]	[**]	[**]
Virtus High Yield Income Fund (Class A)	HHYZX	92828T871	[**]	[**]	[**]
Virtus High Yield Income Fund (Class I)	HHYIX	92828T855	[**]	[**]	[**]
Virtus Insight Government Money Market Fund (Class A)	HIGXX	92828T533	[**]	[**]	[**]
Virtus Insight Government Money Market Fund (Class I)	HGCXX	92828T525	[**]	[**]	[**]
Virtus Insight Money Market Fund (Class A)	HICXX	92828T566	[**]	[**]	[**]
Virtus Insight Money Market Fund (Class I)	HACXX	92828T558	[**]	[**]	[**]
Virtus International Equity Fund (Class A)	VIEAX	92828R222	[**]	[**]	[**]
Virtus International Equity Fund (Class I)	VIIEX	92828R198	[**]	[**]	[**]
Virtus International Real Estate Fund (Class A)	PXRAX	92828R750	[**]	[**]	[**]
Virtus International Real Estate Fund (Class I)	PXRIX	92828R735	[**]	[**]	[**]
Virtus International Small-Cap Fund (Class A)	VISAX	92828W841	[**]	[**]	[**]
Virtus International Small-Cap Fund (Class I)	VIISX	92828W825	[**]	[**]	[**]
Virtus Low Duration Income Fund (Class A)	HIMZX	92828T764	[**]	[**]	[**]
Virtus Low Duration Income Fund (Class I)	HIBIX	92828T749	[**]	[**]	[**]
Virtus Mid-Cap Core Fund (Class A)	VMACX	92828N114	[**]	[**]	[**]
Virtus Mid-Cap Core Fund (Class I)	VIMCX	92828N130	[**]	[**]	[**]
Virtus Mid-Cap Growth Fund (Class A)	PHSKX	92828N767	[**]	[**]	[**]
Virtus Mid-Cap Growth Fund (Class I)	PICMX	92828N734	[**]	[**]	[**]
Virtus Mid-Cap Value Fund (Class A)	FMIVX	92828N726	[**]	[**]	[**]
Virtus Mid-Cap Value Fund (Class I)	PIMVX	92828N692	[**]	[**]	[**]
Virtus Multi-Sector Fixed Income (Class A)	NAMFX	92828R677	[**]	[**]	[**]
Virtus Multi-Sector Fixed Income (Class I)	VMFIX	92828R289	[**]	[**]	[**]
Virtus Multi-Sector Short Term Bond (Class A)	NARAX	92828R644	[**]	[**]	[**]
Virtus Multi-Sector Short Term Bond (Class I)	PIMSX	92828R610	[**]	[**]	[**]
Virtus Premium AlphaSector ™ Fund (Class A)	VAPAX	92828R255	[**]	[**]	[**]
Virtus Premium AlphaSector ™ Fund (Class I)	VAPIX	92828R230	[**]	[**]	[**]
Virtus Quality Large Cap Value Fund (Class A)	PPTAX	92828N460	[**]	[**]	[**]
Virtus Quality Large Cap Value Fund (Class I)	PIPTX	92828N445	[**]	[**]	[**]
Virtus Quality Small Cap Fund (Class A)	PQSAX	92828N684	[**]	[**]	[**]
Virtus Quality Small Cap Fund (Class I)	PXQSX	92828N668	[**]	[**]	[**]
Virtus Real Estate Securities Fund (Class A)	PHRAX	92828R586	[**]	[**]	[**]
Virtus Real Estate Securities Fund (Class I)	PHRIX	92828R552	[**]	[**]	[**]
Virtus Senior Floating Rate Fund (Class A)	PSFRX	92828R545	[**]	[**]	[**]
Virtus Senior Floating Rate Fund (Class I)	PSFIX	92828R529	[**]	[**]	[**]
Virtus Small Cap Core Fund (Class A)	PKSAX	92828N551	[**]	[**]	[**]
Virtus Small Cap Core Fund (Class I)	PKSFX	92828N528	[**]	[**]	[**]
Virtus Small Cap Sustainable Growth Fund (Class A)	PSGAX	92828N627	[**]	[**]	[**]
Virtus Small Cap Sustainable Growth Fund (Class I)	PXSGX	92828N593	[**]	[**]	[**]
Virtus Strategic Growth Fund (Class A)	PSTAX	92828N510	[**]	[**]	[**]
Virtus Strategic Growth Fund (Class I)	PLXGX	92828N478	[**]	[**]	[**]
Virtus Tactical Allocation Fund (Class A)	NAINX	92828N791	[**]	[**]	[**]
Virtus Wealth Masters Fund (Class A)	VWMAX	92828W817	[**]	[**]	[**]
Virtus Wealth Masters Fund (Class I)	VWMIX	92828W783	[**]	[**]	[**]

All funds are load waived. Finder fees are not applicable

Note Nationwide: to the extent there is a broker-dealer listed on an account and that broker-dealer has a selling agreement with us, the 12b-1 fees applicable to that account will be paid to the broker-dealer listed rather than to you.

FOURTH AMENDMENT TO FUND AGREEMENT

This Fourth Amendment (“Amendment”) is entered into as of January 22, 2016, between Nationwide Financial Services, Inc., on behalf of its subsidiaries listed on Exhibit A (collectively, “Nationwide”) and Virtus Fund Services, LLC (“Company”), which serves as transfer agent to the mutual funds (the “Funds”) listed on Exhibit B.

WHEREAS, Company has retained Nationwide to provide certain services pursuant to a Fund Agreement, dated March 7, 2007, as amended (the “Agreement”), which, as of the date hereof, remains in full force and effect; and

WHEREAS, the parties entered into the Fund Agreement to offer the Funds as investment options in group annuity contracts issued through separate accounts and trust/custodial accounts offered by Nationwide as funding vehicles to various retirement plans which meet the definition of retirement plans under Sections 401, 403 and 457 of the Internal Revenue Code as well as other employer-sponsored retirement or investment plans;

WHEREAS, Nationwide also offers unregistered variable annuity contracts in reliance upon the exemption from registration in Section 4(2) of the Securities Act of 1933 (“Private Placement Annuities”);

WHEREAS, the Private Placement Annuities are offered through a separate account, the Nationwide Private Placement Variable Account—2, that is not registered as an investment company in reliance upon the exemption in Section 3(c)(7) of the Investment Company Act of 1940;

WHEREAS, the purpose of this amendment is to offer the Funds covered under the Fund Agreement to certain Private Placement Annuities.

NOW, THEREFORE, the parties agree to the following:

1. The Funds may be offered as investment options to the Private Placement Annuities offered through the Nationwide Private Placement Variable Account—2. The parties agree that the Funds will not be offered as investment options to Private Placement Annuities offered through any other Nationwide separate account.

2. Except as specifically set forth herein, the Agreement is hereby ratified and confirmed in all respects and shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the Effective Date set forth above.

NATIONWIDE FINANCIAL SERVICES, INC		VIRTUS FUND SERVICES, LLC

By:		By:
Name:	Steven D. Pierce	Name:
Title:	AVP, External Funds Management	Title:

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIFTH AMENDMENT TO FUND AGREEMENT

This Fifth Amendment (“Amendment”) is entered into as of September 1, 2016, between Nationwide Financial Services, Inc., on behalf of its subsidiaries listed on Exhibit A (collectively, “Nationwide”) and Virtus Fund Services, LLC (“Company”), which serves as transfer agent to the mutual funds (the “Funds”) listed on Exhibit B.

WHEREAS, Company has retained Nationwide to provide certain services pursuant to a Fund Agreement, dated March 7, 2007, as amended (the “Agreement”), which, as of the date hereof, remains in full force and effect; and

WHEREAS, the Agreement provides that Company shall provide Nationwide with access to shares of those funds of which Company is the transfer agent and Nationwide will receive fees for its services, each as listed in Exhibit B of the Agreement (the “Schedule of Funds and Fees”); and

WHEREAS, Company desires to update the Schedule of Funds and Fees to reflect those changes that have taken place since the Agreement’s execution or most recent amendment; and

WHEREAS, the Agreement provides that it may only be changed by a written instrument signed by the parties;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound thereby, the parties hereby agree that:

1.	The Notice section of the Agreement is hereby updated with the following information for Nationwide:

Nationwide Financial Services, Inc.

One Nationwide Plaza, 5-02-210A

Columbus, Ohio 43215

Attention: AVP, External Funds Management

2.

The Agreement is amended to provide that those funds and fees set forth on the Schedule of Funds and Fees which is attached hereto, shall be the “Funds” and “Fees”, respectively, under the Agreement, and such Schedule shall amend and replace the Schedule of Funds and Fees in the Agreement.

3.	In all other respects, the Agreement shall remain unchanged and in full force and effect.

4.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the Effective Date set forth above.

NATIONWIDE FINANCIAL SERVICES, INC		VIRTUS FUND SERVICES, LLC

By:		By:
Name:	Steven D. Pierce	Name:
Title:	AVP, External Funds Management	Title:

EXHIBIT B

SCHEDULE OF FUNDS AND FEES

All current and future funds available for sale through the distribution channel, including but not limited to any funds listed below.

Share Class	Administrative Service Fee	12b-1 Fee
Class A	[**]	[**]
Class I	[**]	[**]

The “Funds” referenced in this Agreement shall be all registered open-end funds advised by an affiliate of Virtus Investment Partners for which VFS serves as the transfer agent.

EXHIBIT C

Services and Fees

Services Provided by Nationwide for Administrative Service Fees

Pursuant to the Agreement, Nationwide shall perform and incur expenses for all administrative services with respect to the Plans and their plan participants, including but not limited to, the following:

1.

Maintaining separate records for each plan participant, which shall reflect the Portfolio shares purchased and redeemed and Portfolio share balances of such plan participant. Nationwide will maintain a single master account with each Portfolio on behalf of plan participants and such account shall be in the name of Nationwide (or its designee) as record owner of shares owned by plan participants.

2.	Disbursing or crediting to plan participants all proceeds of redemptions of shares of the Portfolios and all dividends and other distributions not reinvested in shares of the Portfolios.

3.

Preparing and transmitting to plan participants, as required by law, periodic statements showing the total number of shares owned by plan participants as of the statement closing date, purchases and redemptions of Portfolio shares by the plan participants during the period covered by the statement and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in Portfolio shares), and such other information as may be required, from time to time, by plan participants.

4.	Supporting and responding to service inquiries from plan participants.

5.	Maintaining and preserving all records required by law to be maintained and preserved in connection with providing the Services for plan participants.

6.	Generating written confirmations and quarterly statements to plan participants.

7.

Distributing to plan participants, to the extent required by applicable law, Portfolios’ prospectuses, proxy materials, periodic fund reports to plan participants and other materials that the Portfolios are required by law or otherwise to provide to their plan participants.

8.	Transmitting purchase and redemption orders to the Company or its designee on behalf of the plan participants.

9.	See Exhibit B for list of Administrative Service Fee payments.

Services Provided by Nationwide for 12b-1 Fees

Pursuant to the Agreement, Nationwide shall perform and incur expenses for distribution and shareholder services in exchange for the Fees, including, but not limited to the following:

1.	Providing information to and answering inquires from registered representatives and plan participants on investments in the Funds.

2.	Distribute Fund prospectuses, SAIs, and semi-annual and annual reports to prospective plan participants.

3.	Maintain customer privacy, security, and currency of information systems and other systems, including but not limited to:

a.	Advisor website and tools

b.	Customer relationship management systems

c.	Producer information data warehouses

d.	All licensing platforms

e.	Sales reporting

4.	Expenses relating to printing and distributing advertising, including but not limited to:

a.	Reports to prospective and current plan participants

b.	Marketing content to supplement the acquisition of new plan participants

c.	Product illustrations

d.	Sales literature

e.	Customer enrollment materials

f.	New product development and filing

5.	Providing personnel and communication equipment used in connection with the distribution or shareholder services provided.

6.	Furnishing the [Distributor] with records of sales, redemptions and repurchases of Shares for marketing/distribution purposes.

7.	Preparing reports for [Distributor] as shall reasonably be required by [Distributor].

8.	Providing such other distribution services as [Distributor] may reasonably request.

9.	Expenses associated with educating and compensating registered representatives of broker dealers selling the contracts.

10.	See Exhibit B for list of 12b-1 Fee payments.

Fees for Services

1.

In consideration for the services as described in Exhibit C to be provided by Nationwide to the Plans for the benefit of the Company, the Company will calculate and pay Nationwide fees for the administrative and distribution services it provides (“Fees”). The Company will pay the Fees at an annualized rate equal to the rates shown above of the average daily net assets of each Fund held by the Separate Accounts and/or the Trust/Custodial Accounts during the period in which they were earned.

2.	The Fees will be paid to Nationwide as soon as practicable, but no later than 30 days after the end of the period in which they were earned. The Fees will be paid on a quarterly or monthly basis.

3.

If participant-level information is gathered and retained by Nationwide and there is an arrangement to pay per-participant fees, then no later than 10 days after the end of the period in which Fees are earned, Nationwide will send a statement to the Company indicating the number of plan participants in the Plans, and the average account size of such accounts. The average account size shall be calculated by dividing the average daily net assets, calculated as provided herein, by the number of plan participants in the Plans.

4.	Nationwide and the Company agree that the Fees described in this Agreement do not constitute payment in any manner for investment advisory services.

5.

The parties agree that Fees will be paid to Nationwide according to this Agreement with respect to each Fund as long as shares of such Fund are held by the Separate Accounts and/or the Trust/Custodial Accounts. This provision will survive termination of this Agreement.

6.

The Company recognizes that Nationwide incurs certain expenses relating to offering Funds through Nationwide Trust Company, FSB, (a division of Nationwide Bank). If the Company has Funds participating through Nationwide Trust Company, FSB, the Company agrees to pay a $1,500 set up fee, per fund. This fee does not apply to Funds participating in the Separate Accounts or the Custodial Accounts not offered through Nationwide Trust Company, FSB. Nationwide will invoice the Company for this fee.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SIXTH AMENDMENT TO FUND AGREEMENT

This Sixth Amendment (“Amendment”) is entered into as of February 16, 2017, between Nationwide Financial Services, Inc., on behalf of its subsidiaries listed on Exhibit A (collectively, “Nationwide”) and Virtus Fund Services, LLC (“Company”), which serves as transfer agent to the mutual funds (the “Funds”) listed on Exhibit B.

WHEREAS, Company has retained Nationwide to provide certain services pursuant to a Fund Agreement, dated March 7, 2007, as amended (the “Agreement”), which, as of the date hereof, remains in full force and effect; and

WHEREAS, the Agreement provides that Company shall provide Nationwide with access to shares of those funds of which Company is the transfer agent and Nationwide will receive fees for its services, each as listed in Exhibit B of the Agreement (the “Schedule of Funds and Fees”); and

WHEREAS, Company desires to update the Schedule of Funds and Fees to reflect those changes that have taken place since the Agreement’s execution or most recent amendment; and

WHEREAS, the Agreement provides that it may only be changed by a written instrument signed by the parties;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound thereby, the parties hereby agree that:

1.

The Agreement is amended to provide that those funds and fees set forth on the Schedule of Funds and Fees which is attached hereto, shall be the “Funds” and “Fees”, respectively, under the Agreement, and such Schedule shall amend and replace the Schedule of Funds and Fees in the Agreement.

2.	In all other respects, the Agreement shall remain unchanged and in full force and effect.

3.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the Effective Date set forth above.

NATIONWIDE FINANCIAL SERVICES, INC		VIRTUS FUND SERVICES, LLC

By:		By:
Name:	Steven D. Pierce	Name:	Heidi Griswold
Title:	AVP, External Funds Management	Title:	VP, Mutual Fund Services

EXHIBIT B

SCHEDULE OF FUNDS AND FEES

All current and future funds available for sale through the distribution channel, including but not limited to any funds listed below.

Share Class	Administrative Service Fee	12b-1 Fee
Class A	[**]	[**]
Class I	[**]	[**]
Class R6	[**]	[**]

The “Funds” referenced in this Agreement shall be all registered open-end funds advised by an affiliate of Virtus Investment Partners for which VFS serves as the transfer agent.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SEVENTH AMENDMENT

to the

FUND AGREEMENT

between

NATIONWIDE FINANCIAL SERVICES, INC.

and

VIRTUS FUND SERVICES, LLC

dated March 7, 2007

This Amendment (“Amendment”), dated as of July 7th, 2017 (“Effective Date”), is to the Fund Agreement, by and between Nationwide Financial Services, Inc. and Virtus Fund Services, LLC (collectively, the “Parties”).

WHEREAS, the Parties have entered into the Fund Agreement, dated as of March 7, 2007, as amended and as in effect prior to giving effect to this Amendment (the “Agreement”); and

WHEREAS, the Parties wish to amend the provisions of the Agreement to delete and restate Exhibit B, regarding the funds and fees, in its entirety with the Exhibit B attached hereto.

NOW, THEREFORE, the Parties hereby agree to amend the Agreement as follows:

1.	Upon the Effective Date, the Parties agree to delete and restate Exhibit B to the Agreement with Exhibit B attached hereto.

2.	Upon the Effective Date, the Parties agree to delete and restate Exhibit C to the Agreement with Exhibit C attached hereto

3. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect. Any items not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

NATIONWIDE FINANCIAL SERVICES, INC.		VIRTUS FUND SERVICES, LLC

By:		By:
Name:	Steven D. Pierce	Name:	Heidi Griswold
Title:	Associate Vice President, IMG External	Title:	Vice President, Mutual Fund Services
Funds Management Operations

Exhibit B

FUNDS

The “Funds” referenced in this Agreement shall be all classes of all registered open-end funds for which VFS serves as the transfer agent.

FEES

The “Fees” for administrative services referenced in this Agreement shall be [**] basis points for all Class A, Class I and Class T shares of the Funds.

All funds are load waived, and finder fees are not applicable. To the extent there is a broker-dealer listed on an account and that broker-dealer has a selling agreement with the Funds’ distributor, any 12b-1 fees applicable to that account will be paid to the broker-dealer listed on the account in accordance with the selling agreement. The Fees applicable to this Agreement do not include such 12b-1 fees. All funds are load waived, and finder fees are not applicable. To the extent there is a broker-dealer listed on an account and that broker-dealer has a selling agreement with the Funds’ distributor, any 12b-1 fees applicable to that account will be paid to the broker-dealer listed on the account in accordance with the selling agreement. The Fees applicable to this Agreement do not include such 12b-1 fees.

No fees will be payable under this Agreement for services provided to the shareholders of Class R, Class R6 and/or Class IS; fees for such services will instead be paid, if at all, under separate arrangements with the applicable plans holding such Class R, Class R6 and/or Class IS shares or others not party to this Agreement.

EXHIBIT C

Services and Fees

Services Provided by Nationwide for Administrative Service Fees

Pursuant to the Agreement, Nationwide shall perform and incur expenses for all administrative services with respect to the Plans and their plan participants, including but not limited to, the following:

1.

Maintaining separate records for each plan participant, which shall reflect the Portfolio shares purchased and redeemed and Portfolio share balances of such plan participant. Nationwide will maintain a single master account with each Portfolio on behalf of plan participants and such account shall be in the name of Nationwide (or its designee) as record owner of shares owned by plan participants.

2.	Disbursing or crediting to plan participants all proceeds of redemptions of shares of the Portfolios and all dividends and other distributions not reinvested in shares of the Portfolios.

3.

Preparing and transmitting to plan participants, as required by law, periodic statements showing the total number of shares owned by plan participants as of the statement closing date, purchases and redemptions of Portfolio shares by the plan participants during the period covered by the statement and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in Portfolio shares), and such other information as may be required, from time to time, by plan participants.

4.	Supporting and responding to service inquiries from plan participants.

5.	Maintaining and preserving all records required by law to be maintained and preserved in connection with providing the Services for plan participants.

6.	Generating written confirmations and quarterly statements to plan participants.

7.

Distributing to plan participants, to the extent required by applicable law, Portfolios’ prospectuses, proxy materials, periodic fund reports to plan participants and other materials that the Portfolios are required by law or otherwise to provide to their plan participants.

8.	Transmitting purchase and redemption orders to the Company or its designee on behalf of the plan participants.

9.	See Exhibit B for list of Administrative Service Fee payments.

Fees for Services

1.

In consideration for the services as described in Exhibit C to be provided by Nationwide to the Plans for the benefit of the Company, the Company will calculate and pay Nationwide fees for the administrative services it provides (“Fees”). The Company will pay the Fees at an annualized rate equal to the rates shown in Exhibit B of the average daily net assets of each Fund held by the Separate Accounts and/or the Trust/Custodial Accounts during the period in which they were earned.

2.	The Fees will be paid to Nationwide as soon as practicable, but no later than 30 days after the end of the period in which they were earned. The Fees will be paid on a quarterly or monthly basis.

3.

If participant-level information is gathered and retained by Nationwide and there is an arrangement to pay per-participant fees, then no later than 10 days after the end of the period in which Fees are earned, Nationwide will send a statement to the Company indicating the number of plan participants in the Plans, and the average account size of such accounts. The average account size shall be calculated by dividing the average daily net assets, calculated as provided herein, by the number of plan participants in the Plans.

4.	Nationwide and the Company agree that the Fees described in this Agreement do not constitute payment in any manner for investment advisory services.

5.

The parties agree that Fees will be paid to Nationwide according to this Agreement with respect to each Fund as long as shares of such Fund are held by the Separate Accounts and/or the Trust/Custodial Accounts. This provision will survive termination of this Agreement.

6.

The Company recognizes that Nationwide incurs certain expenses relating to offering Funds through Nationwide Trust Company, FSB, (a division of Nationwide Bank). If the Company has Funds participating through Nationwide Trust Company, FSB, the Company agrees to pay a $1,500 set up fee, per fund. This fee does not apply to Funds participating in the Separate Accounts or the Custodial Accounts not offered through Nationwide Trust Company, FSB. Nationwide will invoice the Company for this fee.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EIGHTH AMENDMENT

to the

FUND AGREEMENT

between

NATIONWIDE FINANCIAL SERVICES, INC.

and

VIRTUS FUND SERVICES, LLC

dated March 7, 2007

This Amendment (“Amendment”), dated as of February 1, 2021, is to the Fund Agreement, by and between Nationwide Financial Services, Inc. (“Nationwide”) and Virtus Fund Services, LLC (the “Company”)(Nationwide and the Company collectively, the “Parties”).

WHEREAS, the Parties have entered into the Fund Agreement, dated as of March 7, 2007, as amended and as in effect prior to giving effect to this Amendment (the “Agreement”); and

WHEREAS, the Company anticipates becoming the transfer agent for certain series of Allianz Funds and Allianz Funds Multi-Strategy Trust (the “Allianz Adopted Funds”), which have share classes in addition to those currently reflected on the Agreement, effective on or near 02/01/2021; and

WHEREAS, the Parties wish to amend the provisions of the Agreement to delete and restate Exhibit B, regarding the funds and fees, in its entirety with the Exhibit B attached hereto, effective upon the date on which the Company becomes the transfer agent of the Allianz Adopted Funds (the “Effective Date”).

NOW, THEREFORE, the Parties hereby agree to amend the Agreement as follows:

1.	Upon the Effective Date, the Parties agree to delete and restate Exhibit B to the Agreement with Exhibit B attached hereto.

2.

This Amendment may be executed in two or more counterparts, which may be executed and/or exchanged electronically, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.

Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect. Any items not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first listed above.

NATIONWIDE FINANCIAL SERVICES, INC.		VIRTUS FUND SERVICES, LLC

By:		By:

Name:	Leland W. Cummings	Name:	Heidi Griswold

Title:	VP, Head of Fund Operations	Title:	Vice President, Mutual Fund Services

EXHIBIT B

FUNDS

The “Funds” referenced in this Agreement shall be all classes of all registered open-end funds for which Company serves as the transfer agent.

FEES

The “Fees” referenced in this Agreement shall be as set forth below.

Class A, Class I and Class R: [**]basis points

Administrative Class: [**] basis points

Institutional Class: [**] basis points

All funds are load waived, and finder fees are not applicable. To the extent there is a broker-dealer listed on an account and that broker-dealer has a selling agreement with the Funds’ distributor, any 12b-1 fees applicable to that account will be paid to the broker-dealer listed on the account in accordance with the selling agreement. The Fees applicable to this Agreement do not include such 12b-1 fees. All funds are load waived, and finder fees are not applicable. To the extent there is a broker-dealer listed on an account and that broker-dealer has a selling agreement with the Funds’ distributor, any 12b-1 fees applicable to that account will be paid to the broker-dealer listed on the account in accordance with the selling agreement. The Fees applicable to this Agreement do not include such 12b-1 fees. If Nationwide or any of its affiliates receive 12b-1 fees for shareholder services provided with respect to an account, Nationwide represents and warrants by billing the Funds or Company for the Fees hereunder that the Funds and/or Company are not being billed twice for the same services.

No fees will be payable under this Agreement for services provided to the shareholders of Class R6; fees for such services will instead be paid, if at all, under separate arrangements with the applicable plans holding such shares or others not party to this Agreement.